EXHIBIT 99.1

ShoreTel Reports Financial Results for Third Quarter Fiscal Year 2011

Company Achieves Non-GAAP Profitability, Driven by 39 Percent Year-Over-Year Revenue Growth

SUNNYVALE, Calif., April 26, 2011 (GLOBE NEWSWIRE) -- ShoreTel® (Nasdaq:SHOR), the leading provider of brilliantly simple IP phone systems with fully integrated unified communications (UC), today announced financial results for the third quarter of fiscal year 2011, which ended March 31, 2011.

For the third quarter of fiscal year 2011, revenue was $51.6 million, up 8 percent sequentially from the second quarter of fiscal year 2011 and a 39 percent increase from the third quarter of fiscal year 2010. GAAP net loss was $(2.4) million, or $(0.05) per share, compared with a GAAP net loss of $(4.5) million, or $(0.10) per share, for the third quarter of fiscal year 2010. Excluding stock-based compensation expenses of $2.8 million, amortization of acquisition-related intangible assets of $0.2 million and related tax adjustments, the non-GAAP net income for the third quarter of fiscal year 2011 was $0.6 million, or $.01 per share, compared with a non-GAAP net loss of $(1.7) million, or $(0.04) per share, for the third quarter of fiscal year 2010.

GAAP gross margin for the third quarter of fiscal year 2011 was 68.0 percent, compared with 64.9 percent during the same quarter last year. Non-GAAP gross margin, which excludes stock-based compensation expenses, amortization of acquisition-related intangible assets and related tax adjustment, was 68.6 percent in the third quarter of fiscal year 2011, up from 67.2 percent in the prior quarter and 65.6 percent during the same quarter last year.

As of March 31, 2011, the company had $102.6 million in cash, cash equivalents and short-term investments with no debt.

"ShoreTel accelerated its strong growth during the third fiscal quarter, increasing revenue 39 percent year-over-year and achieving non-GAAP profitability one quarter earlier than expected," said Peter Blackmore, president and CEO of ShoreTel. "Results were driven by strength among our core customers and carrier partners and revenue from major accounts. Additionally, ShoreTel won a notable new partnership with Vodafone in Europe.

"To put our revenue growth into perspective, ShoreTel's quarterly revenue jumped from $40 million to $50 million in just three quarters, a fraction of the time it took the company to pass from $30 million to $40 million," Blackmore added.

Operational Highlights for the Third Quarter of Fiscal Year 2011

ShoreTel and Polycom Expand Technology Partnership

In February 2011, the company announced an expansion of its technology partnership with Polycom to further a shared mission of delivering advanced business communications systems based on open standards. The offering will provide customers the flexibility of an open and interoperable ShoreTel and Polycom solution that unifies and simplifies communication across voice and video and telepresence solutions. As a result, ShoreTel's IP telephony and UC solutions will combine with Polycom's telepresence systems to deliver a seamlessly integrated system with proven reliability, quality, simplicity and lower total cost of ownership, by using technologies like H.264 High Profile, which reduces bandwidth requirements for high definition video by up to 50 percent.

ShoreTel Partner Program Awarded CRN 2011 Five-Star Designation

For the second year in a row, ShoreTel was awarded the five-star designation in CRN's Partner Programs Guide. This ratings guide serves as the definitive list of vendors who have robust partner programs or products that service solution providers offer directly to the IT channel. CRN also highlighted ShoreTel as one of its "2011 Need To Know: UC & VoIP Vendors" and recognized the ShoreTel Voice Switch 50 as "VoIP Product of the Year" for 2010.

Donald Joos Appointed Vice President of Global Services

Donald Joos was recently appointed vice president of global services. Reporting directly to ShoreTel's president and CEO, Peter Blackmore, Joos will play a critical role in the continued expansion of ShoreTel's world-class service to customers and partners around the world. Joos comes to ShoreTel from Avaya, where he spent nine years as a company vice president. In that role, he led the teams for channel transformation, integrations and global customer satisfaction, North American services, global implementation, and global customer care centers.

Business Outlook

The company is providing the following outlook for the quarter-ending June 30, 2011:

  Revenue is expected to be in the range of $53.0 million to $56.0 million.

  GAAP gross margin is expected to be in the range of 66 to 67 percent, including approximately $0.4 million in stock-based compensation expenses and amortization of acquisition-related intangibles. Non-GAAP gross margin is expected to be in the range of 67 to 68 percent.
  GAAP operating expenses are expected to be in the range of $38 million to $39 million, which includes approximately $2.5 million in stock-based compensation expenses and amortization of acquisition-related intangibles. Non-GAAP operating expenses are expected to be in the range of $35.5 million to $36.5 million.

Use of Non-GAAP Financial Measures

ShoreTel reports all financial information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Many investors have requested that ShoreTel disclose this non-GAAP information because it is useful in understanding the company's performance, as it excludes non-cash and other special charges that many investors feel may obscure the company's true operating performance. Likewise, management uses these non-GAAP financial measures to manage and assess the profitability of its business and does not consider stock-based compensation expenses, amortization of acquisition-related intangibles and other special charges and related tax adjustments in managing its core operations. ShoreTel has provided a reconciliation of non-GAAP financial measures in the tables of this press release. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures with their most directly comparable GAAP financial measure.

Conference Call Details for April 26, 2011

ShoreTel will host a corresponding conference call and live webcast at 2:30 p.m. Pacific Daylight Time on April 26, 2011. To access the conference call, dial +1-888-389-5992 for the U.S. and Canada, or +1-719-325-2496 for international callers, and provide the operator with the conference identification number 7007057. The webcast will be available live in the Investor Relations section of the company's corporate web site at www.shoretel.com, and via replay beginning approximately two hours after the completion of the call until the company's announcement of its financial results for the next quarter.

An audio replay of the call will also be available to investors beginning at approximately 5:30 p.m. Pacific Daylight Time on April 26, 2011, until 5:30 p.m. Pacific Daylight Time on May 3, 2011, by dialing +1-888-203-1112 or +1-719-457-0820 for callers outside the U.S. and Canada, and entering the conference identification number 7007057.

Legal Notice Regarding Forward-Looking Statements

ShoreTel assumes no obligation to update the forward-looking statements included in this release. This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the federal securities laws, including, without limitation, statements in the "Business Outlook" section regarding ShoreTel's anticipated future revenues, gross margins, operating expenses and other financial information. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties include the pace of economic recovery, particularly in the United States, and the impact thereof on information technology spending, the success of our new channel strategy, the intense competition in our industry, our ability to attract, retain and ramp new sales personnel, our reliance on third parties to sell and support our products, our dependence on key suppliers and other supply and manufacturing risks, our ability to control costs, uncertainties inherent in the product development cycle, including unforeseen delays and unknown defects, uncertainty as to market acceptance of new products and services, the potential for litigation in our industry, and other risk factors set forth in ShoreTel's Form 10-K for the year ended June 30, 2010, as updated by Quarterly Reports on Form 10-Q during the year ending June 30, 2011.

About ShoreTel, Inc.

ShoreTel, Inc. (Nasdaq:SHOR) is the provider of brilliantly simple Unified Communication (UC) solutions based on its award-winning IP business phone system. We offer organizations of all sizes integrated voice, video, data, and mobile communications on an open, distributed IP architecture that helps significantly reduce the complexity and costs typically associated with other solutions. The feature-rich ShoreTel UC system offers the lowest total cost of ownership (TCO) and the highest customer satisfaction in the industry, in part because it is easy to deploy, manage, scale and use. Increasingly, companies around the world are finding a competitive edge by replacing business-as-usual with new thinking, and choosing ShoreTel to handle their integrated business communication. ShoreTel is based in Sunnyvale, Calif., and has regional offices in Austin, Texas, United Kingdom, and Sydney, Australia. For more information, visit www.shoretel.com.

SHORETEL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	As of March 31,	As of December 31,	As of June 30,
	2011	2010	2010
ASSETS
Current assets:
Cash and cash equivalents	$ 73,923	$ 55,304	$ 68,426
Short-term investments	28,708	50,122	47,375
Accounts receivable - net	27,076	24,628	24,596
Inventories	16,459	12,760	9,954
Prepaid expenses and other current assets	4,107	3,948	8,125
Total current assets	150,273	146,762	158,476
Property and equipment - net	8,576	8,072	6,019
Goodwill	7,415	7,415	--
Intangible assets	9,122	9,555	5,025
Other long-term assets	658	963	1,201
Total assets	$ 176,044	$ 172,767	$ 170,721

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$ 8,634	$ 8,075	$ 7,868
Accrued expenses and other	7,500	8,829	10,061
Accrued employee compensation	9,768	8,173	8,261
Deferred revenue	22,548	21,804	19,450
Total current liabilities	48,450	46,881	45,640

Long-term liabilities:
Long-term deferred revenue	10,557	9,982	9,269
Other long-term liabilities	1,395	1,379	1,346
Total liabilities	60,402	58,242	56,255

Stockholders' equity:

Common stock	233,576	230,077	222,682
Accumulated deficit	(117,934)	(115,552)	(108,216)
Total stockholders' equity	115,642	114,525	114,466
Total liabilities and stockholders' equity	$ 176,044	$ 172,767	$ 170,721

SHORETEL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2011	2010	2011	2010
Revenue:
Product	$ 41,248	$ 28,945	$ 114,387	$ 83,685
Support and services	10,329	8,089	29,198	22,556
Total revenues	51,577	37,034	143,585	106,241
Cost of revenue
Product	12,979	10,049	37,593	29,369
Support and services	3,515	2,933	9,616	8,323
Total cost of revenue	16,494	12,982	47,209	37,692
Gross profit	35,083	24,052	96,376	68,549
Gross profit %	68.0%	64.9%	67.1%	64.5%

Operating expenses:
Research and development	12,562	8,634	33,396	23,666
Sales and marketing	18,920	14,726	54,437	39,653
General and administrative	6,377	5,214	19,118	14,596
Total operating expenses	37,859	28,574	106,951	77,915
Loss from operations	(2,776)	(4,522)	(10,575)	(9,366)
Other income (expense), net	166	(120)	780	168
Loss before provision for income taxes	(2,610)	(4,642)	(9,795)	(9,198)
Benefit from income taxes	228	153	77	87
Net loss	$ (2,382)	$ (4,489)	$ (9,718)	$ (9,111)
Net loss per share:
Basic	$ (0.05)	$ (0.10)	$ (0.21)	$ (0.20)
Diluted	$ (0.05)	$ (0.10)	$ (0.21)	$ (0.20)

Shares used in computing net loss per share:
Basic	46,249	44,941	45,862	44,731
Diluted	46,249	44,941	45,862	44,731

SHORETEL, INC.
GAAP to Non-GAAP Reconciliation
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended				Nine Months Ended
	March 31, 2011				March 31, 2011
	GAAP	Excludes		Non-GAAP	GAAP	Excludes		Non-GAAP

Revenue:
Product	$ 41,248	$ --		$ 41,248	$ 114,387	$ --		$ 114,387
Support and services	10,329	--		10,329	29,198	--		29,198
Total revenues	51,577	--		51,577	143,585	--		143,585
Cost of revenue
Product	12,979	(207)	(a),(c)	12,772	37,593	(410)	(a),(c)	37,183
Support and services	3,515	(111)	(a)	3,404	9,616	(472)	(a)	9,144
Total cost of revenue	16,494	(318)		16,176	47,209	(882)		46,327
Gross profit	35,083	318		35,401	96,376	882		97,258
Gross profit %	68.0%			68.6%	67.1%			67.7%

Operating expenses:
Research and development	12,562	(1,086)	(a)	11,476	33,396	(2,688)	(a)	30,708
Sales and marketing	18,920	(469)	(a),(c)	18,451	54,437	(2,231)	(a),(c)	52,206
General and administrative	6,377	(1,112)	(a)	5,265	19,118	(3,311)	(a),(b)	15,807
Total operating expenses	37,859	(2,667)		35,192	106,951	(8,230)		98,721
Income (Loss) from operations	(2,776)	2,985		209	(10,575)	9,112		(1,463)
Other income, net	166	--		166	780	--		780
Income (Loss) before provision for income taxes	(2,610)	2,985		375	(9,795)	9,112		(683)
Benefit from income taxes	228	(1)	(d)	227	77	(1)	(d)	76
Net income (loss)	$ (2,382)	$ 2,984		$ 602	$ (9,718)	$ 9,111		$ (607)
Net income (loss) per share:
Basic	$ (0.05)	$ 0.06		$ 0.01	$ (0.21)	$ 0.20		$ (0.01)
Diluted (e)	$ (0.05)	$ 0.06		$ 0.01	$ (0.21)	$ 0.20		$ (0.01)

Shares used in computing net loss per share:
Basic	46,249			46,249	45,862			45,862
Diluted (e)	46,249			48,209	45,862			45,862

(a) Excludes stock-based compensation as follows:
Cost of product revenue		$ 32				$ 94
Cost of support and services revenue		111				472
Research and development		1,086				2,688
Sales and marketing		459				2,212
General and administrative		1,112				2,786
		$ 2,800				$ 8,252

(b) Excludes severance for former Chief Executive Officer:
General and administration		$ --				$ 525
		$ --				$ 525

(c) Excludes amortization of acquisition-related intangibles:
Cost of product revenue		$ 175				$ 316
Sales and marketing		10				19
		$ 185				$ 335

(d) Excludes the tax impact of the items which are excluded in (a) to (c) above.

(e) Diluted net income per share and share count reflect the weighted average number of common shares used in the basic net income per share calculation plus the effects of all potentially dilutive securities. Potentially dilutive securities were not included in the compilation of diluted net loss per share for the periods which had a net loss because to do so would have been anti-dilutive.

SHORETEL, INC.
GAAP to Non-GAAP Reconciliation
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended				Nine Months Ended
	March 31, 2010				March 31, 2010
	GAAP	Excludes		Non-GAAP	GAAP	Excludes		Non-GAAP

Revenue:
Product	$ 28,945	$ --		$ 28,945	$ 83,685	$ --		$ 83,685
Support and services	8,089	--		8,089	22,556	--		22,556
Total revenues	37,034	--		37,034	106,241	--		106,241
Cost of revenue
Product	10,049	(34)	(a)	10,015	29,369	(99)	(a)	29,270
Support and services	2,933	(207)	(a)	2,726	8,323	(553)	(a)	7,770
Total cost of revenue	12,982	(241)		12,741	37,692	(652)		37,040
Gross profit	24,052	241		24,293	68,549	652		69,201
Gross profit %	64.9%			65.6%	64.5%			65.1%

Operating expenses:
Research and development	8,634	(805)	(a)	7,829	23,666	(2,248)	(a)	21,418
Sales and marketing	14,726	(911)	(a)	13,815	39,653	(2,501)	(a),(b)	37,152
General and administrative	5,214	(861)	(a)	4,353	14,596	(2,320)	(a)	12,276
Total operating expenses	28,574	(2,577)		25,997	77,915	(7,069)		70,846
Income (Loss) from operations	(4,522)	2,818		(1,704)	(9,366)	7,721		(1,645)
Other income, net	(120)	--		(120)	168	--		168
Income (Loss) before provision for income taxes	(4,642)	2,818		(1,824)	(9,198)	7,721		(1,477)
Benefit from (Provision for) income taxes	153	4	(c)	157	87	(28)	(c)	59
Net income (loss)	$ (4,489)	$ 2,822		$ (1,667)	$ (9,111)	$ 7,693		$ (1,418)
Net income (loss) per share:
Basic	$ (0.10)	$ 0.06		$ (0.04)	$ (0.20)	$ 0.17		$ (0.03)
Diluted (d)	$ (0.10)	$ 0.06		$ (0.04)	$ (0.20)	$ 0.17		$ (0.03)

Shares used in computing net loss per share:
Basic	44,941			44,941	44,731			44,731
Diluted (d)	44,941			44,941	44,731			44,731

(a) Excludes stock-based compensation as follows:
Cost of product revenue		$ 34				$ 99
Cost of support and services revenue		207				553
Research and development		805				2,248
Sales and marketing		911				2,528
General and administrative		861				2,320
		$ 2,818				$ 7,748

(b) Excludes restructuring benefit as follows:
Sales and marketing		$ --				$ (27)
		$ --				$ (27)

(c) Excludes the tax impact of the items which are excluded in (a) and (b) above.

(d) Diluted net income per share and share count reflect the weighted average number of common shares used in the basic net income per share calculation plus the effects of all potentially dilutive securities. Potentially dilutive securities were not included in the compilation of diluted net loss per share for the periods which had a net loss because to do so would have been anti-dilutive.

SHORETEL, INC.
RECONCILIATION OF GAAP TO NON-GAAP Q4 PROJECTIONS
(Amounts in thousands)
(Unaudited)
	Three Months Ending
	June 30, 2011
	High	Low
GAAP gross profit %	67.0%	66.0%
Adjustments for stock-based compensation	1.0%	1.0%
Non-GAAP gross profit %	68.0%	67.0%

Total GAAP operating expenses	$ 39,000	$ 38,000
Adjustments for stock-based compensation and acquisition-related intangible asset amortization	(2,500)	(2,500)
Total non-GAAP operating expenses	$ 36,500	$ 35,500
CONTACT: Investor Contact:
         Tonya Chin
         408-962-2573
         tchin@shoretel.com

         Media Contact:
         Tricia Stream
         408-962-2763
         tstream@shoretel.com